Summary Prospectus May 1, 2018
CLASS A (CSEIX), CLASS C (CSCIX), CLASS F (CREFX),
CLASS I (CSDIX), CLASS R (CIRRX), CLASS T (CTSRX) AND CLASS Z (CSZIX) SHARES
Cohen & Steers Real Estate Securities Fund, Inc.
Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.cohenandsteers.com/prospectus. You can also get this information at no cost by calling 800.330.7348 or by sending an e-mail request to marketing@cohenandsteers.com. The current prospectus and statement of additional information, dated May 1, 2018, are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of Cohen & Steers Real Estate Securities Fund, Inc. (the “Fund”) is total return through investment in real estate securities.
Fund Fees and Expenses
This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. You may qualify for sales charge discounts on Class T shares (when made available) if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”), in the Appendix to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” (the “Appendix”), “Reducing the Initial Sales Charge on Class A Shares” and “Reducing the Initial Sales Charge on Class T Shares” in the Fund’s Statement of Additional Information (the “SAI”). Class T shares are currently not available for purchase.
	Class A	Class C	Class F	Class I	Class R	Class T(1)	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	4.50%	None	None	None	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00% (2)	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution (12b-1) Fees	0.25%	0.75%	None	None	0.50%	0.25%	None
Other Expenses(3)	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Shareholder Service Fee	0.10%	0.25%	None	0.08% (4)	None	0.08% (4)	None
Total Other Expenses(3)	0.21%	0.36%	0.11%	0.19%	0.11%	0.19%	0.11%
Total Annual Fund Operating Expenses	1.15%	1.80%	0.80%	0.88%	1.30%	1.13% (5)	0.80%
(1)	Class T shares are currently not available for purchase.
(2)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(3)	Other expenses have been restated to reflect contractual changes to the administration fee paid by the Fund to Cohen & Steers Capital Management, Inc., the Fund's Investment Advisor, and other contractual changes to fees paid by the Fund.
(4)	The maximum shareholder service fee for Class I shares and Class T shares is 0.10%.
(5)	The total annual fund operating expenses for Class T shares are estimated.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return

CSISPRO-0518

each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$562	$799	$1,054	$1,785
Class C Shares
Assuming redemption at the end of the period	$283	$566	$ 975	$2,116
Assuming no redemption at the end of the period	$183	$566	$ 975	$2,116
Class F Shares	$ 82	$255	$ 444	$ 990
Class I Shares	$ 90	$281	$ 488	$1,084
Class R Shares	$132	$412	$ 713	$1,568
Class T Shares	$362	$600	$ 857	$1,590
Class Z Shares	$ 82	$255	$ 444	$ 990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
Cohen & Steers Capital Management, Inc. (the “Advisor”) adheres to a bottom-up, relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Advisor utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (“NAV”), cash flow multiple/growth ratios and a dividend discount model (“DDM”). Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The company research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.
Under normal market conditions, the Fund invests at least 80% of its total assets in income-producing common stocks and other equity securities issued by real estate companies, such as real estate investment trusts (“REITs”). Real estate equity securities include common stocks, preferred stocks and other equity securities issued by real estate companies, including REITs and similar REIT-like entities. A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50% of its assets invested in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. The Fund may invest without limit in shares of REITs. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment in their respective countries similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any market capitalization.
The Fund may also invest up to 20% of its total assets in debt securities, including high yield debt securities, issued or guaranteed by real estate and other companies.
The Fund may invest up to 20% of its total assets in securities of foreign issuers (including emerging market issuers) which meet the same criteria for investment as domestic companies, including investments in such companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).
The Fund may sell put or call options on an index or a security with the intention of earning option premiums in order to enhance current income.

Principal Risks of Investing in the Fund
Before investing, be sure to read the additional descriptions of these risks in the full statutory prospectus.
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Common Stock Risk
While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.
Real Estate Market Risk
Since the Fund concentrates its assets in companies engaged in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs.
REIT Risk
REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Foreign (Non-U.S.) Securities Risk
Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Small- and Medium-Sized Companies Risk
Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Debt Securities Risk
Debt securities generally present various risks, including interest rate risk, credit risk, call risk, prepayment and extension risk, convertible securities risk, and liquidity risk. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for high yield securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Preferred Securities Risk
There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; and special redemption rights.
Options Risk
Gains on options transactions depend on the Advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. Where a liquid secondary market for options does not exist, the Fund may not be able to close its position, and in such an event would be unable to control its losses. The use of options may also limit gains from a positive change in the value of any portfolio securities underlying the options.
Active Management Risk
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
Non-Diversification Risk
As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.
Regulatory Risk
The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The Department of Labor's (“DOL”) final rule on conflicts of interest on fiduciary investment advice, as well as the Securities and Exchange Commission's (“SEC”) final rules and amendments to modernize reporting and disclosure and to develop and implement a Liquidity Risk Management Program for open-end investment companies could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Cyber Security Risk
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor) may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.
Each of the Fund and the Advisor may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
Large Shareholder Risk
The Fund may have one or more large shareholders or a group of shareholders investing in classes of Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.
Other Investment Companies Risk
To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, exchange-traded funds (“ETFs”) and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification. In addition, restrictions under the Investment Company Act of 1940 (“1940 Act”) may limit the Fund’s ability to invest in other investment companies to the extent desired.
Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. Because Class T shares have not commenced investment operations prior to the date of this Prospectus, no performance information is provided for this share class. The table shows how the Fund’s average annual returns compare with the performance of a selected broad-based market index, the S&P 500® Index, over various time periods. In addition to the broad-based market index, the table shows performance of the FTSE NAREIT Equity REIT Index, which contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The Advisor believes that this index, as compared to the broad-based index, is comprised of securities that are more representative of the Fund's investment strategy. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance information, including the Fund’s NAV per share, is available at www.cohenandsteers.com or by calling (800) 330-7348.

As of January 15, 2008, the Fund changed its investment objective from income to total return. The performance of the Fund for periods prior to that date reflects performance under the old investment objective.
The bar chart does not reflect the deduction of sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown.
Class A Shares
Annual Total Returns(1)
Highest quarterly return during this period: 35.95%
(quarter ended September 30, 2009)
Lowest quarterly return during this period: -35.96%
(quarter ended December 31, 2008)
(1) The annual total returns for Class C, F, I, R and Z shares of the Fund are substantially similar to the annual total returns of Class A shares because the assets of all classes are invested in the same portfolio of securities. The annual total returns differ only to the extent that the classes do not have the same expenses. Class T shares are currently not available for purchase.
Average Annual Total Returns
(for the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	2.93%	10.44%	8.54%
Return After Taxes on Distributions	2.25%	7.53%	6.72%
Return After Taxes on Distributions and Sale of Fund Shares	1.69%	7.20%	6.19%
Class C Shares
Return Before Taxes	6.07%	10.72%	8.34%
Class F Shares
Return Before Taxes	N/A (1)	N/A (1)	N/A (1)
Class I Shares
Return Before Taxes	8.09%	11.75%	9.38%
Class R Shares
Return Before Taxes	7.63%	N/A (2)	N/A (2)
Class Z Shares
Return Before Taxes	8.17%	N/A (2)	N/A (2)
FTSE NAREIT Equity REIT Index (reflects no deduction for fees, expenses or taxes)(3)	5.23%	9.46%	7.44%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(4)	21.83%	15.79%	8.50%
(1)	The inception date for Class F shares is April 3, 2017. Since inception and through December 31, 2017, Class F shares had a return before taxes of 6.16%.
(2)	The inception date for Class R and Class Z shares is October 1, 2014.
(3)	The FTSE NAREIT Equity REIT Index contains all tax-qualified REITs except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.
(4)	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of U.S. stock market performance.

After-tax returns are shown for Class A shares only. After-tax returns for Class C, F, I, R and Z shares will vary.  Class T shares are currently not available for purchase. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
Investment Management
Advisor
Cohen & Steers Capital Management, Inc. (the “Advisor”)
Portfolio Managers
The Fund's portfolio managers are:
Thomas Bohjalian—Executive Vice President of the Advisor. Mr. Bohjalian has been a portfolio manager of the Fund since 2006.
Jason Yablon—Senior Vice President of the Advisor. Mr. Yablon has been a portfolio manager of the Fund since 2013.
Purchase and Sale of Fund Shares
	Class A, C and T Shares	Class I Shares	Class F, R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
Class T shares are currently not available for purchase. You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.
Please mail the signed Subscription Agreement to:
DST Asset Manager Solutions, Inc.
Cohen & Steers Funds
P.O. Box 219953
Kansas City, MO 64121-9953
Phone: (800) 437-9912
Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.
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